                         Supplement dated June 5, 2006
    supplementing the Statement of Additional Information dated May 1, 2006 of

                        Hansberger Institutional Series

                            [GRAPHIC APPEARS HERE]

                          401 East Las Olas Boulevard
                                  Suite 1700
                        Fort Lauderdale, Florida 33301

                          Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Statement of Additional Information ("SAI") and should be read in conjunction with such SAI.

The following has been added under the heading "INVESTMENT POLICIES AND TECHNIQUES":

Exchange Traded Funds

Each Fund may purchase shares of exchange-traded funds ("ETFs"). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. Investments in ETFs will expose shareholders to the risks associated with the underlying portfolio investments of the ETFs in addition to those of the Fund. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Moreover, investments in ETFs will cause shareholders to bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the ETFs.

ETFs are also subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade at a discount to net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. A Fund may invest in other investment companies only to the extent permitted by applicable law or SEC exemption. Theses limitations are described under the heading "Foreign Investment Companies."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE